Supplement dated September 14, 2018

Supplement to

MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

Statement of Additional Information

Dated May 1, 2018

In the Statement of Additional Information, the section entitled “Disclosure of Portfolio Securities Information” is revised to read as follows:

Disclosure of Portfolio Securities Information. The policies and procedures of the Investment Company with respect to disclosure of portfolio securities information are set forth in its compliance manual, which has been approved and adopted by the Board of Directors. The Board has also approved the Principal Underwriter’s, Adviser’s and other service providers’ written compliance policies and procedures, which contain their policies and procedures with respect to disclosure of portfolio securities information. The Investment Company posts its top 10 holdings on its website each month. Typically the information is five to ten calendar days old when posted. The Investment Company discloses to shareholders and others only information that is made available to the public, on a quarterly basis. With the sole exception of certain disclosures to certain parties (“Recipients”) that are for legitimate business purposes and beneficial to the Investment Company, such as providing information reasonably requested by consultants and rating services, no information on portfolio securities will be disclosed to any party until it has first been made available to the public on the Investment Company’s website. Requests by Recipients will be reviewed on a case-by-case basis, and, aside from the agreements described below, there are no ongoing arrangements for disclosing information to Recipients. Any disclosures to Recipients may be made only with advance approval of the Chief Executive Officer (“CEO”), Chief Compliance Officer (“CCO”) and counsel, and, if the requested disclosure should include information not already available to the public as stated above, it must be covered by a confidentiality and nondisclosure agreement which includes an agreement not to use the information to make trading decisions on behalf of the Recipient or others.

With respect to the Money Market Fund the Money Market Fund makes certain portfolio holdings information pursuant to Rule 2a-7 of the Investment Company Act of 1940 available monthly on Mutual of America Institutional Fund’s public website by posting the required information as of the last business day of the previous month, no later than the 5th business day of the month. This information will be maintained on the website for 6 months after posting, and a link is provided to the Fund information on the SEC website. Additionally the Fund provides the SEC with more detailed portfolio holdings information pursuant to Rule 2a-7 via a monthly electronic filing on Form N-MFP. Such information will be submitted electronically to the SEC as of the last business day of the prior month within 5 business days after the end of each month, in an eXtensible Markup Language (“XML”) tagged data format. A link to the Form N-MFP filings is provided on Mutual of America Institutional Fund’s public website. As of April 14, 2016, pursuant to Rule 2a-7 of the Investment Company Act of 1940, the Money Market Fund made certain portfolio holdings information available daily on Mutual of America Institutional Fund’s public website by posting the required information each business day as of the end of the preceding business day. The website includes information for each day of the preceding six months, and a link is provided to the Fund information on the SEC website.

Recipients at the present time include third-parties that calculate information derived from holdings for use by the Adviser, a third-party that assists with the administration of the codes of ethics, third parties that supply analyses of holdings, and may include reputable ratings and ranking organizations. Entities receiving this information must agree to: reasonably ensure that the holdings information will be kept confidential, prevent employee use of the information for their personal benefit, and restrict the nature and type of information that they may disclose to third-parties. Primary reliance is placed on the reputation and experience of the third party in properly handling confidential information and non-disclosure agreements when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the prior paragraph under agreements containing confidentiality obligations are: FT Interactive (provides fixed income pricing for the purposes of NAV calculation, full or partial fund holdings daily, with no lag time); Factset Research Systems Inc. (equity quantitative analytical application that provides attribution analysis for the portfolios, full or partial fund holdings daily, no lag time); Bloomberg Finance, L.P., (provides a trading platform for fixed income and equity securities, provides a comprehensive listing of portfolio security holdings and provides fixed income portfolio analytics, full or partial fund holdings daily, no lag time); Reuters (provides equity pricing for the purposes of NAV calculation and provides fixed income portfolio analytics, full or partial fund holdings daily, no lag time); Princeton Financial Systems (provides the accounting system, where the data is hosted by the Investment Company but PFS has periodic access for fixes, patches and upgrades, full or partial fund holdings available daily but provided periodically when needed no more frequently than monthly, no lag time); Brown Brothers Harriman & Co. (performs fund accounting and calculates daily NAV, no lag time); Clearwater, LLP (provides analytics and calculates daily shadow NAV, no lag time); Bondedge (provides fixed income quantitative analytical application, full or partial holdings daily, no lag time); GT Analytics (provides best execution analysis, on a quarterly basis transactions are sent to GT, several days after the end of each quarter); Institutional Shareholder Services (a unit of Risk Metrics, the proxy voting service for portfolio shares, that provides a daily feed of custodial holdings); and Compliance Science (used to monitor persons subject to the codes of ethics for their compliance with the codes of ethics including black-out periods, is provided equity and fixed income transaction data daily). Mutual of America Capital Management LLC as Adviser manages the portfolio and is therefore aware of all portfolio holdings information whether public or non-public on a daily basis.

Since there has been no disclosure to other Recipients of information which is not otherwise publicly available, there are no other confidentiality agreements in effect as of May 1, 2018 for Recipients. Because of this strict policy on disclosure, the potential for conflict of interest is very low, and the prior approval of the CEO and CCO for disclosure to Recipients, in part, seeks to determine and eliminate such conflicts as may arise and to assure that disclosure of information to Recipients is in the best interests of the Fund’s shareholders. Aside from the above listed agreements, there are no special or routine arrangements to permit disclosure of portfolio securities information that is not already available to the public. Further, it is the Investment Company’s policy that neither the Investment Company, nor the Adviser, nor any other party receives any compensation for any disclosure of portfolio securities information by the Investment Company.

In the Statement of Additional Information, the section entitled “Custodian” is revised to read as follows:

The Custodian of the securities and other assets held by the Investment Company’s Funds is Brown Brothers Harriman & Co., 140 Broadway, New York, New York 10005.